UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

  FORM 8-K A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 23, 2018

MJ BIOTECH, INC

(Exact name of registrant as specified in its charter)

Wyoming	000-54616	45-2282672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                                              109 East 17th Street, Suite 80

Cheyenne, Wyoming  82001

(Address of principal executive offices, including zip code)

(561) 523-3830

(Registrant ’ s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On July 31, 2017, MJ Biotech, Inc. reported that it had entered into a Binding Letter of Agreement to acquire ZEN HERO Inc.   ZEN HERO Inc., subsequently decided that it wanted to remain a privately held company, thereby terminating the agreement. MJ Biotech, Inc., concurs with that decision, thereby canceling that Agreement effective as of this date, October 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ BIOTECH, INC

Dated October 23, 2018	By:	/s/ Maxine Pierson
Maxine Pierson
Chief Executive Officer